Prepaid Expenses (Details) - Schedule of prepaid expenses - USD ($)		Jun. 30, 2021	Jun. 30, 2020
Schedule of prepaid expenses [Abstract]
Consulting fees	[1]	$ 1,586,025	$ 2,428,987
Rent with lease term under one year		21,907	18,103
Taxes		159,295	162,933
Others		118,314	111,788
Subtotal		1,885,541	2,721,811
Less: Long-term prepaid expenses		(837,829)	(1,599,647)
Total prepaid expenses		$ 1,047,712	$ 1,122,164

[1]	As of June 30, 2021, the Company prepaid approximately $0.7 million, $0.4 million, $0.2 million and $0.2 million of consulting fees to four third party service providers for various strategic planning and business development consulting services. These consulting service periods range from 1 year to 5 years and are to be expired from 2022 to 2024.